                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements File No. 333-90045, File No.333-77943, and File No. 333-33038 on Form S-8.



/s/ Arthur Andersen LLP

San Francisco, California,
   April 27, 2000